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                                                                   EXHIBIT 23(a)





        CONSENT OF CRITCHFIELD, CRITCHFIELD & JOHNSTON



    We hereby consent to the reference to our firm under the heading "Legal Opinion" in the Prospectus contained in this Registration Statement and to the use of our opinion letter as an Exhibit to this Registration Statement.


                                    CRITCHFIELD, CRITCHFIELD & JOHNSTON


                                    By: /s/ Lincoln Oviatt
                                       ---------------------------------
                                       Lincoln Oviatt, Partner

Dated: July 29, 1994
       Wooster, Ohio